UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2019

CSB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Ohio	0-21714	34-1687530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
91 North Clay Street, P.O. Box 232, Millersburg, Ohio	44654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (330) 674-9015

Not Applicable

(Former Name or former address if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $6.25 per share	CSBB	OTC-PINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 20, 2019, the Board of Directors of The Commercial & Savings Bank, (the “Company”) a wholly owned affiliate of CSB Bancorp Inc., (“CSB”)  upon the recommendation of the Compensation Committee, approved a form of a nonqualified deferred compensation plan for certain key employees, including CSB’s named executive officers.

The Plan is an unfunded arrangement intended to comply with Section 409A of the Internal Revenue Code of 1986.  The obligations of the Company under the Plan will be general unsecured obligations of the Company to pay deferred compensation in the future to eligible participants in accordance with the terms of the Plan from the general assets of the Company.

Pursuant to the Plan, a select group of management employees at a Vice President level or higher will be eligible to participate by making an irrevocable election to defer up to seventy-five percent (75%) of the participant’s annual base salary.  The Company will not provide any matching contributions to the Plan on any participant’s behalf.

Payment of Plan accounts will occur upon a participant’s separation from service with the Company.  The Company will require a six month delay in the in the payment of Plan benefits.

The Company may, at any time, in its sole discretion, terminate the Plan or amend or modify the Plan, in whole or in part, at any time in accordance with its terms.

The foregoing description is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Current Report on Form 8-K by reference.

ITEM 9.01 EXHIBITS

10.1 The Commercial & Savings Bank Deferred Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB Bancorp, Inc.
	By:	/s/ Paula J. Meiler
Paula J. Meiler
Date: December 26, 2019		Senior Vice President and Chief Financial Officer